Exhibit 99.1
FOR IMMEDIATE RELEASE
Ultimate Software Reports Q2 2007 Financial Results
Recurring Revenues Up by 36% and New ARR of $7 Million
Weston, FL, July 26, 2007— Ultimate Software (Nasdaq: ULTI), a leading provider of end-to-end strategic human resources, payroll, and talent management solutions, announced today financial results for its second quarter of 2007. For the quarter ended June 30, 2007, Ultimate Software reported total revenues of $35.0 million, an increase of 23% compared with the second quarter of 2006, and recurring revenues of $21.1 million, a 36% increase over the same period of the previous year. GAAP net income for the second quarter of 2007 was $6.4 million, or $0.23 per diluted share, versus a GAAP net income of $2.2 million, or $0.08 per diluted share, for the second quarter of 2006. Included in GAAP net income for the second quarter of 2007 was a onetime settlement fee of $4.3 million, net of related costs and income taxes (see Financial Highlights below). Excluding stock-based compensation and amortization of acquired intangibles, non-GAAP net income for the second quarter of 2007 was $8.4 million, or $0.30 per diluted share, compared with non-GAAP net income for the second quarter of 2006 of $3.4 million, or $0.12 per diluted share.
New annual recurring revenues (ARR) were $7.0 million for the second quarter of 2007. (See Financial Highlights below for definition.)
“Our all-important recurring revenues grew by 36% in this year’s second quarter, and we are well positioned for a strong second-half performance,” said Scott Scherr, CEO, president, and founder of Ultimate Software.
Ultimate Software’s financial results teleconference will be held today, July 26, 2007, at 5:00 p.m. Eastern Time, via World Investor Link at http://www.vcall.com/IC/CEPage.asp?ID=118385. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance may be discussed during the teleconference call.
Financial Highlights
•	Recurring revenues — consisting of maintenance revenues, revenues from our hosted offering of UltiPro through Intersourcing, and subscription revenues from per-employee-per-month fees generated by business service providers — grew by 36% for the second quarter of 2007 compared with the same quarter of 2006. Intersourcing revenues and, to a lesser extent, maintenance revenues, were the principal factors in the year-over-year growth in recurring revenues.

•	New ARR attributable to sales during the second quarter of 2007 were $7.0 million. New ARR represent the expected one-year value from (i) new Intersourcing sales (including prorated onetime charges); (ii) maintenance revenues related to new license sales; (iii) recurring revenues from new business service providers; and (iv) recurring revenues from additional sales to Ultimate Software’s existing client base.

•	Included in other income, net, in the statements of operations for the three and six months ended June 30, 2007, is a non-recurring settlement fee of $4.4 million, net of related costs, resulting from the early termination of a multiyear business arrangement with one of our business partners that decided to exit the payroll business (the “Non-Recurring Settlement”). The impact of the Non-Recurring Settlement on GAAP net income and diluted earnings per share was an increase of $4.3 million and $0.15, respectively, for the three months ended June 30, 2007 and $4.3 million and $0.16, respectively, for the six months ended June 30, 2007, including income taxes relating to this transaction. Excluding the impact of the Non-Recurring Settlement, our financial guidance, provided in our February 7, 2007 release, is unaffected. In addition, the early termination of this business arrangement is not expected to have a material impact on our revenues in 2007 or thereafter.

•	The combination of cash, cash equivalents, and marketable securities was $38.1 million as of June 30, 2007, compared with $33.0 million as of December 31, 2006. In the second quarter of 2007, the Company generated $10.8 million in cash from operations. During the second quarter of 2007, the Company also repurchased 118,700 shares of the Company’s Common Stock for $3.3 million, pursuant to the Company’s previously announced stock repurchase program.

•	Days sales outstanding were 66 days at June 30, 2007, representing a reduction of 8 days compared with days sales outstanding at December 31, 2006.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company’s quarterly operating results, concentration of the Company’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
About Ultimate Software
A leading provider of end-to-end strategic human resources, payroll, and talent management solutions, Ultimate Software markets its award-winning UltiPro products as on-demand services through its software-as-a-service offering, Intersourcing, and as licensed software. Based in Weston, FL, Ultimate Software employs more than 700 professionals who are focused on developing the highest quality products and services. Ultimate Software’s IT team won a first place award for its management of Intersourcing, from the American Business Awards in 2007, and its customer service team won two first-place awards for service excellence in 2006, one from the Service & Support Professionals Association and another from the American Business Awards. Ultimate Software was named a “Leader” in Forrester Research Inc.’s 2006 U.S. Midmarket HR solutions Wave ranking and ranked #3 on the 2006 and 2007 lists of the Best Medium-Sized Companies to Work For in America by the Great Place to Work Institute. Ultimate Software customers represent diverse industries and include such organizations as The Container Store, Elizabeth Arden, The Florida Marlins Baseball Team, The New York Yankees Baseball Team, Nintendo of America, Ruth’s Chris Steak House, and SkyWest Airlines. More information on Ultimate Software’s products and services can be found at www.ultimatesoftware.com.
UltiPro and Intersourcing are registered trademarks of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact:	Mitchell K. Dauerman Chief Financial Officer and Investor Relations Phone: 954-331-7369 E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2007 (1)	2006 (1)	2007 (1)	2006 (1)
Revenues:
Recurring	$21,075	$15,531	$40,546	$29,969
Services	11,274	8,335	23,461	16,562
License	2,608	4,472	7,492	6,458

Total revenues	34,957	28,338	71,499	52,989

Cost of revenues:
Recurring	5,480	4,325	10,979	8,437
Services	9,081	6,404	19,373	13,369
License	265	391	674	647

Total cost of revenues	14,826	11,120	31,026	22,453

Gross profit	20,131	17,218	40,473	30,536

Operating expenses:
Sales and marketing	8,442	7,548	17,225	14,490
Research and development	6,663	5,273	13,834	10,646
General and administrative	3,253	2,556	6,700	4,998

Total operating expenses	18,358	15,377	37,759	30,134

Operating income	1,773	1,841	2,714	402
Interest expense	(53)	(60)	(100)	(100)
Other income, net	4,774	390	5,169	730

Income before provision for income taxes	6,494	2,171	7,783	1,032
Provision for income taxes	(85)	—	(115)	—

Net income	$6,409	$2,171	$7,668	$1,032

Net income per share:
Basic	$0.26	$0.09	$0.31	$0.04

Diluted	$0.23	$0.08	$0.28	$0.04

Weighted average shares outstanding:
Basic	24,713	24,078	24,621	23,894

Diluted	27,571	27,311	27,479	27,211

Non-GAAP Financial Results (See “Use of Non-GAAP Financial Information”) (1):

Non-GAAP operating income	$3,745	$3,062	$7,559	$3,239
Non-GAAP net income	8,375	3,392	12,441	3,869
Non-GAAP net income per share:
Basic	$0.34	$0.14	$0.51	$0.16

Diluted	$0.30	$0.12	$0.45	$0.14

(1)	Net income and operating income for the three and six months ended June 30, 2007 included stock-based compensation of $1.9 million and $4.7 million, respectively, and amortization of acquired intangibles of $54 thousand and $108 thousand, respectively, net of income taxes. Net income and operating income for the three and six months ended June 30, 2006 included stock-based compensation of $1.2 million and $2.8 million. For the three and six months ended June 30, 2006, there was no amortization of acquired intangibles and no income taxes. Stock-based compensation includes expense for stock options and stock awards in accordance with SFAS 123(R).
     The following table sets forth the stock-based compensation expense resulting from share-based arrangements and the amortization of acquired intangibles that are recorded in the Company’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2007	2006	2007	2006
Stock-based compensation:
Cost of recurring revenues	$114	$80	$328	$200
Cost of service revenues	312	149	912	448
Cost of license revenues	1	1	3	4
Sales and marketing	922	607	2,123	1,336
Research and development	175	102	540	296
General and administrative	394	282	831	553

Total non-cash stock-based compensation expense	$1,918	$1,221	$4,737	$2,837

Amortization of acquired intangibles:
General and administrative	$54	$—	$108	$—

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share data)

	As of	As of
	June 30,	December 31,
	2007	2006
ASSETS

Current assets:
Cash and cash equivalents	$20,024	$16,734
Accounts receivable, net	25,360	26,575
Short-term investments in marketable securities	15,593	14,247
Prepaid expenses and other current assets	8,706	8,279

Total current assets	69,683	65,835

Property and equipment, net	15,511	13,480
Capitalized software, net	2,999	2,055
Goodwill	2,758	2,734
Long-term investments in marketable securities	2,472	2,039
Other assets, net	8,539	7,387

Total assets	$101,962	$93,530

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,451	$3,894
Accrued expenses	8,009	9,230
Current portion of deferred revenue	36,781	36,524
Current portion of capital lease obligations	1,857	1,512
Current portion of long-term debt	364	505

Total current liabilities	50,462	51,665

Deferred revenue, net of current portion	7,011	6,445
Deferred rent	2,754	2,788
Capital lease obligations, net of current portion	1,868	1,416
Long-term debt, net of current portion	84	194

Total liabilities	62,179	62,508

Stockholders’ equity:
Preferred Stock, $.01 par value	—	—
Series A Junior Participating Preferred Stock, $.01 par value	—	—
Common Stock, $.01 par value	258	251
Additional paid-in capital	133,921	125,121
Accumulated other comprehensive (loss) income	(7)	1
Accumulated deficit	(75,832)	(83,500)

	58,340	41,873
Treasury Stock, at cost	(18,557)	(10,851)

Total stockholders’ equity	39,783	31,022

Total liabilities and stockholders’ equity	$101,962	$93,530

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the Six Months Ended
	June 30,
	2007	2006
Cash flows from operating activities:
Net income	$7,668	$1,032
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,302	2,403
Provision for doubtful accounts	723	440
Non-cash stock-based compensation expense	4,737	2,837
Changes in operating assets and liabilities:
Accounts receivable	492	(1,357)
Prepaid expenses and other current assets	(427)	(830)
Other assets	(1,260)	(1,384)
Accounts payable	(443)	(174)
Accrued expenses and other long term liabilities	(1,255)	990
Deferred revenue	823	3,225

Net cash provided by operating activities	14,360	7,182

Cash flows from investing activities:
Purchases of marketable securities	(10,636)	(11,308)
Maturities of marketable securities	8,846	9,509
Capitalized software	(925)	(782)
Acquisition-related expenses	(24)	—
Purchases of property and equipment	(3,493)	(3,002)

Net cash used in investing activities	(6,232)	(5,583)

Cash flows from financing activities:
Repurchases of Common Stock	(7,706)	(3,765)
Principal payments on capital lease obligations	(922)	(847)
Net repayments under Credit Facility	(251)	(249)
Net proceeds from issuances of Common Stock	4,037	5,365

Net cash (used in) provided by financing activities	(4,842)	504

Effect of foreign currency exchange rate changes on cash	4	—
Net increase in cash and cash equivalents	3,290	2,103
Cash and cash equivalents, beginning of period	16,734	17,731

Cash and cash equivalents, end of period	$20,024	$19,834

Supplemental disclosure of cash flow information:
Cash paid for interest	$49	$56

Supplemental disclosure of non-cash financing activities:
— The Company entered into capital lease obligations to acquire new equipment totaling $1,719 and $725 for the six months ended June 30, 2007 and 2006, respectively.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Non-GAAP operating income reconciliation:
Operating income	$1,773	$1,841	$2,714	$402
Operating income as a % of total revenues	5%	6%	4%	1%
Add back:
Non-cash stock-based compensation	1,918	1,221	4,737	2,837
Non-cash amortization of acquired intangible assets	54	—	108	—

Non-GAAP operating income	$3,745	$3,062	$7,559	$3,239

Non-GAAP operating income, as a % of total revenues	11%	11%	11%	6%

Non-GAAP net income reconciliation:
Net income	$6,409	$2,171	$7,668	$1,032
Add back:
Non-cash stock-based compensation	1,918	1,221	4,737	2,837
Non-cash amortization of acquired intangible assets	54	—	108	—
Income tax effect	(6)	—	(72)	—

Non-GAAP net income	$8,375	$3,392	$12,441	$3,869

Non-GAAP diluted net income per share reconciliation:
Net income per share	$0.23	$0.08	$0.28	$0.04
Add back:
Non-cash stock-based compensation	0.07	0.04	0.17	0.10
Non-cash amortization of acquired intangible assets	—	—	—	—
Income tax effect	—	—	—	—

Non-GAAP net income per diluted share	$0.30	$0.12	$0.45	$0.14

Basic	24,713	24,078	24,621	23,894

Diluted	27,571	27,311	27,479	27,211

Use of Non-GAAP Financial Information
This press release contains non-GAAP financial measures. Ultimate Software believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management of the Company uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to the Company’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.
These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which charges are excluded from the non-GAAP financial measures.
To compensate for these limitations, the Company presents its non-GAAP financial measures in connection with its GAAP results. Ultimate Software strongly urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.
Ultimate Software presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP net income, and non-GAAP net income per share. We exclude the following items from each of these non-GAAP financial measures:
Stock-based compensation. The Company’s non-GAAP financial measures exclude stock-based compensation, which consists of expenses for stock options and stock awards that the Company began recording in accordance with SFAS 123(R) during the first quarter of 2006. For the three and six months ended June 30, 2007, stock-based compensation was $1.9 million and $4.7 million, respectively, net of income taxes. For the three and six months ended June 30, 2006, stock-based compensation was $1.2 million and $2.8 million, respectively. There were no income taxes for the three and six months ended June 30, 2006. Stock-based compensation expenses are excluded in the non-GAAP financial measures because they are non-cash expenses that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion provides meaningful supplemental information regarding the Company’s operating results because these non-GAAP financial measures facilitate the comparison of results for future periods with results from past periods. The dilutive effect of all outstanding options is included in the calculation of diluted earnings per share on both a GAAP and a non-GAAP basis.
Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three and six months ended June 30, 2007, the amortization of acquired intangible assets was $54 thousand and $108 thousand, respectively, net of income taxes. For the three and six months ended June 30, 2006, there was no amortization of acquired intangibles and no income taxes. Amortization of acquired intangible assets is excluded from the Company’s non-GAAP financial measures because it is a non-cash expense that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.